UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 19, 2006


                             Klever Marketing, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



             Delaware                       000-18730               363688583
             ---------                      ---------               ---------
  (State or other jurisdiction of        (Commission File         (IRS Employer
          incorporation)                      Number)        Identification No.)



            350 West Broadway, Suite 201, Salt Lake City, Utah 84101
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 322-1221
                                                           --------------




                                       N/A
         (Former name or former address, if changed since last report.)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Ted File has been voted on the board of directors, but has not yet officially accepted.

ITEM 8.01 OTHER EVENTS.

         Klever Marketing has closed their office located at 350 W 300 S in Salt Lake City. Their new office is located at 419 1/2 West 500 South Bountiful, UT 84101.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               Klever Marketing, Inc.


Date: January 20, 2006                         By: /s/ Danny L. Warner
                                                   -------------------
                                               Executive Vice-President